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Exhibit 10.19

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This Second Amendment to Amended and Restated Credit Agreement (this "Amendment"), dated as of October 26, 2006, among GLOBALSTAR, INC., a Delaware corporation (the "Borrower"), the Lenders party to the Credit Agreement referenced below (the "Lenders"), and WACHOVIA INVESTMENT HOLDINGS, LLC, as administrative agent (the "Administrative Agent") for the Lenders.

STATEMENT OF PURPOSE:

        The Lenders agreed to extend certain credit facilities to the Borrower pursuant to an Amended and Restated Credit Agreement dated as of August 16, 2006 by and among the Borrower, the Lenders and the Administrative Agent (as amended by that certain Amendment to Amended and Restated Credit Agreement dated as of September 29, 2006, and as further restated, supplemented, or otherwise modified from time to time, the "Credit Agreement").

        The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein.

        The Administrative Agent and the Super Majority Lenders have agreed, subject to the terms and conditions set forth herein, to grant such requests of the Borrower.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     Capitalized Terms.    All capitalized undefined terms used in this Amendment (including, without limitation, in the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

        2.     Amendments.    The Credit Agreement is hereby amended as follows:

          (a)   Amendment to Section 8.2(a) of the Credit Agreement ("Officer's Compliance Certificate; Schedule of Covenant Capital Expenditures; Forward Fixed Charge Coverage Ratio Certificate; Changes to Business Plan, Financial Projections and Projected Current Capital Expenditures").    Section 8.2(a) of the Credit Agreement is hereby amended by inserting the following proviso at the end of such Section: "provided that, solely for purposes of calculating the Forward Fixed Charge Coverage Ratio for the quarter ending September 30, 2006, as reflected in the Officer's Compliance Certificate accompanying the quarterly financial statements to be delivered by November 14, 2006 under Section 8.1(a), the Borrower shall be permitted to give pro forma effect to receipt of any proceeds of Equity Issuances received by it on or prior to the date of delivery of such Officer's Compliance Certificate."

          (b)   Amendment to Section 8.2(c) of the Credit Agreement ("Officer's Compliance Certificate; Schedule of Covenant Capital Expenditures; Forward Fixed Charge Coverage Ratio Certificate; Changes to Business Plan, Financial Projections and Projected Current Capital Expenditures").    Section 8.2(c) of the Credit Agreement is hereby amended by replacing the phrase "November 2006" with the phrase "February 2007".

        3.     Conditions to Effectiveness.    Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective as of the date hereof:

          (a)   the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Super Majority Lenders;

          (b)   the Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the fees and expenses referred to in Paragraph 7 of this Amendment; and

          (c)   the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.

        4.     Effect of the Amendment.    Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) establish a course of dealing, or to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

        5.     Representations and Warranties/No Default.    By its execution hereof, the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

          (a)   After giving effect to the amendments set forth in Section 2 above, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred and is continuing as of the date hereof.

          (b)   It has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

          (c)   This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

        6.     Reaffirmation.    Each of the Subsidiary Guarantors (i) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Subsidiary Guarantor under, or release such Subsidiary Guarantor from any obligations under, the Guaranty Agreement, the Collateral Agreement and each other Security Document to which such Subsidiary Guarantor is a party, (ii) confirms and reaffirms its obligations under the Guaranty Agreement, the Collateral Agreement and each other Security Document to which such Subsidiary Guarantor is a party and (iii) agrees that the Guaranty Agreement, the Collateral Agreement and each other Security Document to which such Subsidiary Guarantor is a party remains in full force and effect and is hereby ratified and confirmed.

        7.     Fees and Expenses.    The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this

Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

        8.     Governing Law.    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).

        9.     Counterparts.    This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

        10.   Facsimile Transmission.    A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:
GLOBALSTAR, INC., as Borrower
By:	/s/ FUAD AHMAD Name: Fuad Ahmad Title: Vice President and CFO
GUARANTORS:
GLOBALSTAR LEASING LLC, as Subsidiary Guarantor
By:	/s/ JAMES MONROE III Name: James Monroe III Title: President
GLOBALSTAR C, LLC, as Subsidiary Guarantor
By:	/s/ FUAD AHMAD Name: Fuad Ahmad Title: Treasurer
GLOBALSTAR SECURITY SERVICES, LLC, as Subsidiary Guarantor
By:	/s/ ANTHONY J. NAVARRA Name: Anthony J. Navarra Title: President

[Signature Pages Continue]

GSSI, LLC, as Subsidiary Guarantor
By:	/s/ FUAD AHMAD Name: Fuad Ahmad Title: Treasurer
ATSS CANADA, INC., as Subsidiary Guarantor
By:	/s/ FUAD AHMAD Name: Fuad Ahmad Title: Treasurer
GLOBALSTAR USA, LLC, as Subsidiary Guarantor
By:	/s/ FUAD AHMAD Name: Fuad Ahmad Title: Treasurer

[Signature Pages Continue]

WACHOVIA INVESTMENT HOLDINGS, LLC, as Administrative Agent, Swingline Lender, Issuing Lender and Lender
By:	/s/ FRANKLIN M. WESSINGER Name: Franklin M. Wessinger Title: Managing Director

[Signature Pages Continue]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ WILLIAM P. RINDFUSS Name: William P. Rindfuss Title: Vice President

JEFFERIES FINANCE CP FUNDING LLC, as a Lender
By:	/s/ E.J. HESS Name: E.J. Hess Title: Managing Director

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  Exhibit 10.19
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
STATEMENT OF PURPOSE